SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 21, 2005
                                                        (November 15, 2005)


                         AXIS CAPITAL HOLDINGS LIMITED
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             (Exact name of registrant as specified in its charter)


         Bermuda                    001-31721                  98-0395986
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(State or other jurisdiction       (Commission             (I.R.S. Employer
     of incorporation)             File Number)           Identification No.)


         106 Pitts Bay Road
         Pembroke, Bermuda                                       HM 08
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: 441-296-2600


                                 Not Applicable
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 8.01        Other Events.

         On November 15, 2005, AXIS Capital Holdings Limited (the "Company") entered into an underwriting agreement (the "Agreement") between the Company and Citigroup Global (the "Underwriter"), pursuant to which the Company agreed to issue and sell to the Underwriter 6,800,000 common shares, par value $0.0125 per share of the Company (the "Common Shares"), in accordance with the terms and conditions set forth in the Agreement. The Common Shares have been registered with the Securities and Exchange Commission (the "Commission") in a shelf registration statement on Form S-3 (Registration Statement 333-128786). The Company received approximately $200 million in net proceeds, before deducting expenses, from the sale of the Common Shares. The Agreement provides that the Company and the Underwriter agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

         A copy of the Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits.

1.1 Underwriting Agreement, dated November 15, 2005, between the Company and Citigroup Global Markets Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 21, 2005                  AXIS CAPITAL HOLDINGS LIMITED


                                          By: /s/ Carol S. Rivers
                                              ------------------------------
                                               Carol S. Rivers
                                               General Counsel and Secretary

                                 EXHIBIT INDEX

Exhibit
Number             Description of Document
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1.1                Underwriting Agreement, dated November 15, 2005, between
                   the Company and Citigroup Global Markets Inc.